SUPPLEMENT DATED SEPTEMBER 15, 2022 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2237

DATED JULY 13, 2022

Emerging Markets Dividend Strategy Portfolio, Series 40

File No. 333-265073

Notwithstanding anything to the contrary in the Prospectus, shares of China Life Insurance Company Limited (ticker: LFC) have been removed from the above listed Trust’s portfolio for certain reasons set forth under “Changing Your Portfolio” in the Prospectus.

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your Trust’s Prospectus for additional information.

Please keep for future reference.